UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 15, 2009
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     Entry into a Material Definitive Agreement

      Effective January 15, 2009, CalAmp Corp. (the "Company") entered into the Sixth Amendment to the Credit Agreement dated May 26, 2006 (the "Sixth Amendment") with Bank of Montreal, as administrative agent, and certain other banks that are parties thereto. As previously disclosed, under the terms of the Fifth amendment to the Credit Agreement entered into on October 24, 2008, the Company was obligated to make a principal reduction on the Company's bank term loan equal to 50% of the net cash proceeds of any litigation settlement reached with Rogers Corporation ("Rogers"). Also as previously disclosed, on January 6, 2009 the Company entered into an out-of-court litigation settlement with Rogers pursuant to which Rogers made a cash payment of $9 million to the Company. After deducting legal expenses incurred for this matter, the net cash proceeds to the Company amounted to approximately $8,233,000.

      Pursuant to the Sixth Amendment, the Company agreed to increase the principal payment on its bank term loan from 50% of the net cash proceeds of the Rogers settlement to 75%, or $6,175,000, and the banks agreed to waive previously assessed fees totaling $704,000. The Company made the term loan principal payment of $6,175,000 on January 20, 2009.

      Also effective January 15, 2009, the banks waived (the "Waiver Letter") an event of default arising from the Company's noncompliance with the financial covenant that requires the Company to achieve a specified level of Wireless DataCom revenues for the three-month period ended December 27, 2008.

      The Sixth Amendment and the Waiver Letter are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and the information contained therein is incorporated into this Item 1.01 by reference.

ITEM 9.01.     Financial Statements and Exhibits

 (c)  Exhibits

     10.1 Sixth Amendment dated January 15, 2009 to the Credit Agreement dated May 26, 2006 between CalAmp Corp., Bank of Montreal and other lenders party thereto.

     10.2   Waiver Letter dated January 15, 2009.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CALAMP CORP.



     January 20, 2009               By:/s/ Richard Vitelle
    ___________________                _________________________
          Date                          Richard Vitelle,
                                        VP Finance & Chief Financial Officer